(LOGO)

Prudential
Intermediate
Global
Income
Fund, Inc.

ANNUAL
REPORT
Dec. 31, 1995


(LOGO)

Prudential Intermediate Global
Income Fund, Inc.

Performance At A Glance.

1995 was a good year for global bond investors and the Prudential Intermediate Global Income Fund. We took advantage of changes in the strength of the U.S. dollar and falling worldwide interest rates by buying foreign bonds that produced attractive returns. The Fund finished 1995 significantly ahead of the average world income fund tracked by Lipper Analytical Services.


Cumulative Total Returns1                                         As of 12/31/95
                                   One             Five             Since
                                  Year             Years          Inception2
     Class A                     24.0%             48.0%             80.8%
     Class B                     23.3               N/A              35.5
     Class C                     23.3               N/A              20.2
Lipper Gen. World Inc. Avg3      18.1              47.9              80.8


Average Annual Total Returns1                                     As of 12/31/95
                                 One              Five           Since
                                 Year             Years       Inception2
    Class A                     20.3%             7.5%           7.7%
    Class B                     20.3              N/A            7.8
    Class C                     22.3              N/A           14.0


Dividends                         Total Dividends          30-Day
& Yields                          Paid for 12 Mos.        SEC Yield
As of
12/31/95
                Class A              $0.74                   6.36%
                Class B              $0.69                   5.95
                Class C              $0.69                   5.95

Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investors shares, when redeemed, may be worth more or less than their original cost.

1Source: Prudential Mutual Fund Management and Lipper Analytical Services. The cumulative total returns do not take into account applicable sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front end sales load of 3% for Class A shares. Class B shares are subject to a contingent declining sales charge (CDSC) of 3%, 2%, 1% and 1% for four years. Class C shares have a 1% CDSC for one year. Class B shares will automatically convert to Class A shares on a quarterly basis, after approximately five years. The Fund commenced operations on May 26, 1988 as a closed-end investment company. Effective October 7, 1991, the Fund commenced operations as an open-end investment company.

2Inception dates: 5/26/88 Class A; 1/15/92 Class B; 8/1/94 Class C.

3These are the average returns of 135 funds in the Lipper General World Income Fund category for one year; 29 funds for five years; and 18 funds since inception of Class A shares on 5/26/88, as determined by Lipper Analytical Services.

How Investments Compared.
  (As of 12/31/95)
      (CHART)

Source: Lipper Analytical Services. Financial markets change, so a mutual fund's past performance should never be used to predict future results. The risks to each of the investments listed above are different -- we provide 12-month total return averages for several Lipper mutual fund categories to show you that reaching for higher yields means tolerating more risk. The greater the risk, the larger the potential reward or loss. In addition, we've added historical 20-year average annual returns to show that some of 1995's returns in the U.S. market were higher than normal. These returns assume the reinvestment of dividends.

U.S. Growth Funds will fluctuate, sometimes substantially. Smaller capitalization stocks offer greater potential for long-term growth but may be more volatile than larger capitalization stocks. Investors have received higher historical total returns from stocks than from most other investments.

General Bond Funds provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate (sometimes a great deal) and their returns have been historically lower than those of stock funds. Unlike bond funds, bonds, if held to maturity, generally offer a fixed rate of return and fixed principal value.

Global Bond Funds provide more income than global stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate (sometimes a great deal) and their returns have been historically lower than those of global stock funds. In addition, these are foreign investments and are subject to special risks including political, social, and currency risks that may affect performance.

Money Market Funds attempt to preserve a constant share value; they don't fluctuate much in price but, historically, their returns have been generally among the lowest of the major investment categories.

*14 years for Global Bond Funds.

Gabriel Irwin and Simon Wells, Fund Managers

Portfolio                                                 (PHOTO)
Managers' Report                                        Gabriel Irwin

                                                          (PHOTO)
                                                         Simon Wells

Prudential Intermediate Global Income Fund seeks to maximize total return (the components of which are current income and capital appreciation). The Fund invests primarily in intermediate-term government bonds issued throughout the world. There is no guarantee that the Fund's investment objective will be met.

Strategy Session.

We follow a "top down" investment philosophy. This means that we emphasize country and currency allocations rather than a specific type of bond from a specific market. We like to invest in countries with well-managed economies and may use currency hedges depending upon the strength and stability of the local currency.

1995 was a good year for most foreign bond markets, especially in Europe. Slow economic growth and falling short-term interest rates in Germany and the U.S. created an environment for bonds to do well -- and well they have done. During 1995, non-U.S. bonds returned more than 21% and U.S. bonds more than 17%, according to the J.P. Morgan Government Bond Index. Our emphasis on the U.S. dollar and currencies that correlate or "track" the U.S. dollar, such as Australia, Canada and New Zealand, (44.1% of net assets as of December 31,
1995) helped the Fund to capitalize on owning bonds in a strong currency -- this time in the U.S. dollar. We are modestly bullish on the dollar's prospects into 1996.

At the same time that the U.S. dollar strengthened, Australian, Canadian, New Zealand and European bonds increased in value. We maintained our core holdings in Germany, the Netherlands, the United Kingdom and Denmark (33.9% of total net assets as of December 31, 1995). These countries featured well-established economies, steady (if slowing) growth and low levels of inflation. Later in the year, we added bonds from Spain and Italy.

We also invested in some high yielding bonds from emerging market countries, such as the Czech Republic, Hungary, Poland and other countries. We liked these countries because they had embraced reforms to modernize their economies and offered attractive investment opportunities. Emerging markets may be subject to a greater degree of political and economic risk than other non-U.S. markets.

We later trimmed positions in New Zealand and Australia because these bonds appeared to us to have become overvalued. These assets were shifted to European markets where we saw better opportunities.

Overview.

The Fund generally invests in investment grade bonds -- those rated in one of the four highest categories by Moody's, Standard & Poor's or other recognized rating services. The Fund may invest up to 10% of total net assets in bonds rated below investment grade with a minimum rating of "B" by S&P or Moody's, or bonds of comparable quality in our view.

What Went Well.

A Yen For Dollars.

Our best move of the year was correctly anticipating a strengthening of the U.S. dollar compared to most currencies. Starting in May, we began selling our Japanese bonds and used the proceeds to purchase more European bonds. We also hedged back into the U.S. dollar. We did this for two reasons: First, the dollar had already fallen to historically low levels compared to other currencies and it was unlikely that it would weaken further. Second, we believed that the yen had become overvalued and could not be sustained given low Japanese interest rates and problems within the Japanese economy.

We were right on both counts. By early summer, the dollar had begun to strengthen compared to other currencies and the yen began to slide. This trend continued for the remainder of the year.

We Sold Sweden And Japan.

We sold the last of our Swedish bonds in November after a bond rally there approached its peak. We likewise eliminated our remaining holdings in Japan in the third quarter of 1995 because of consistently low yields, a weakening yen and an economy which had apparently "bottomed out."

And Not So Well.

As we stated earlier, 1995 was a very good year for most bond markets and for the Prudential Intermediate Global Income Fund. Looking back, we perhaps could have further enhanced return by lengthening the duration of the Fund's portfolio more than we did during the year. Duration is a statistical measure of a fund's interest rate sensitivity. The longer a fund's duration, the more likely it is to perform well when interest rates fall, as they did in 1995.


    Geographical Breakdown.
Prudential Intermediate Global Income Fund as of 12/31/95. Holdings are subject to change.

           (CHART)

Looking Ahead.

Our outlook for world bond markets is positive although there are concerns that cannot be ignored.

The European and U.S. economies are growing slowly and inflation appears under control. For the time being, the leading central banks, such as the U.S. Federal Reserve and German Bundesbank, are generally lowering short-term interest rates to help deflect the possibility of recession. This is a positive environment for bonds. Japan, however, remains a concern. Japan has severe economic and fiscal problems as well as rock-bottom bond yields. Until this changes, we shall be biased towards investments in European and U.S. dollar-denominated markets -- including the United States.
-------------------------------------------------------------------------------
                                                                            1

President's Letter                                             February 5, 1996

(PHOTO)

Dear Shareholder:

For many investors, 1995 was a profitable year -- most stock and bond funds enjoyed healthy returns from the U.S. markets. While climbing returns can tempt even the most skittish investors to start buying again, it is important to remember that the stock and bond markets go down just as they go up. At times like these, remember the importance of working with your Financial Advisor or Registered Representative to help you find investments that are consistent with your risk tolerance and time horizon. Your Financial Advisor or Registered Representative can help you maintain realistic expectations about both the potential performance and risks associated with your investments.

Shareholder Legislative Action Program.

From time to time we've been informing you about significant legislation before Congress, such as the American Dream Savings Account, that may potentially impact mutual fund investors. We want to make it easier for you to share your views with your Congressional member. So, beginning in 1996, whenever Congress is considering legislation that would affect you, we'll send you postage-paid message cards that you simply drop in the mail if you want to let your senator or representative know how you want him or her to vote.

Fund Profiles.

Over the past year, we've worked to make your shareholder reports more interesting, informative and easy to read. This year, we'll be considering "fund profiles." Some mutual fund companies now offer one to shareholders along with a full prospectus. The purpose of a fund profile is to provide a very brief, reader-friendly summary of a fund's objective, investments, risks and expenses. Would you like to see fund profiles from us? Please call your Financial Advisor or Registered Representative to share your views.

As always, thank you for your confidence in Prudential Mutual Funds.

Sincerely,

Richard A. Redeker
President
---------------------------------------------------------------------------
2

Portfolio of Investments as of                  PRUDENTIAL INTERMEDIATE GLOBAL
December 31, 1995                               INCOME FUND, INC.
------------------------------------------------------------
------------------------------------------------------------

Principal                                         US$
Amount                                            Value
(000)                     Description             (Note 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS(a)--90.4%
------------------------------------------------------------
Australia--2.2%
A$      2,900   New South Wales Treasury
                   Corporation,
                6.50%, 5/1/06                     $   1,867,647
        4,000   Queensland Treasury
                   Corporation,
                6.50%, 6/14/05                        2,608,806
                                                  -------------
                                                      4,476,453
------------------------------------------------------------
Canada--6.2%
C$      3,000   British Columbia Provincial
                   Bond,
                7.75%, 6/16/03                        2,277,159
                Canadian Government Bonds,
        9,500   9.00%, 12/1/04                        7,844,707
        2,700   9.00%, 6/1/25                         2,305,747
                                                  -------------
                                                     12,427,613
------------------------------------------------------------
Czech Republic--0.3%
CZK    15,000   Skoda Finance,
                11.625%, 2/9/98                         569,090
------------------------------------------------------------
Denmark--7.7%
                Danish Government Bonds,
DKr    30,400   8.00%, 5/15/03                        5,836,656
       35,000   7.00%, 12/15/04                       6,270,499
       16,500   8.00%, 3/15/06                        3,135,791
                                                  -------------
                                                     15,242,946
------------------------------------------------------------
France--1.1%
FF      10,500  National Bank of Hungary,
                8.00%, 11/12/99                       2,089,280
------------------------------------------------------------
Germany--12.4%
 DM     4,035   DSL Finance BV,
                7.375%, 2/15/00                       3,049,349
                German Government Bonds,
 DM     2,910   5.375%, 2/22/99                   $   2,094,534
        2,500   5.75%, 8/22/00                        1,812,659
        6,630   6.75%, 4/22/03                        4,897,054
       10,000   7.375%, 1/3/05                        7,627,059
        8,000   6.25%, 1/4/24                         5,205,250
                                                  -------------
                                                     24,685,905
------------------------------------------------------------
Ireland--3.3%
                Irish Government Bonds,
IEP      2,700  9.25%, 7/11/03                        4,799,147
        1,100   8.00%, 8/18/06                        1,817,132
                                                  -------------
                                                      6,616,279
------------------------------------------------------------
Italy--5.4%
Lira  1,500,000 Bayerische Landesanstalt Bank,
                10.625%, 5/12/00                        956,037
                Italian Government Bonds,
   12,750,000   8.50%, 8/1/99                         7,629,323
    3,500,000   10.00%, 8/1/03                        2,148,851
                                                  -------------
                                                     10,734,211
------------------------------------------------------------
Netherlands--6.6%
                Dutch Government Bonds,
 NLG    5,000   7.50%, 6/15/99                        3,398,316
        3,100   9.00%, 7/1/00                         2,236,525
        8,500   7.00%, 6/15/05                        5,671,085
        2,600   7.50%, 1/15/23                        1,777,667
                                                  -------------
                                                     13,083,593
------------------------------------------------------------
New Zealand--0.8%
NZ$     2,500   New Zealand Government Bond,
                10.00%, 7/15/97                       1,678,165

--------------------------------------------------------------------------------
See Notes to Financial Statements.
3

Portfolio of Investments as of                   PRUDENTIAL INTERMEDIATE GLOBAL
December 31, 1995                                INCOME FUND, INC.
------------------------------------------------------------
------------------------------------------------------------

Principal                                         US$
Amount                                            Value
(000)                     Description             (Note 1)
------------------------------------------------------------
Spain--4.0%
Pts    300,000  Republic of Argentina,
                12.80%, 12/9/97                   $   2,424,689
                Spanish Government Bonds,
      400,000   10.30%, 6/15/02                       3,404,461
      300,000   8.20%, 2/28/09                        2,190,138
                                                  -------------
                                                      8,019,288
------------------------------------------------------------
United Kingdom--7.2%
                United Kingdom Treasury Bonds,
BP      2,600   9.00%, 3/3/00                         4,347,790
        4,000   8.00%, 9/25/09                        6,398,476
        2,000   6.25%, 11/25/10                       2,704,612
          600   Guaranteed Export Finance
                   Corporation,
                7.25%, 12/15/98                         937,181
                                                  -------------
                                                     14,388,059
------------------------------------------------------------
United States--33.2%
Corporate Bonds--2.6%
 US$      750   Banco Nacional de Commercial
                   Exterior (Mexico),
                7.50%, 7/1/00                           647,813
        1,250   Bancomer SA (Mexico),
                8.00%, 7/7/98                         1,156,250
        1,850   Cemex SA (Mexico),
                8.875%, 6/10/98                       1,776,000
        1,450   Financiera Energetica Nacional
                   (Columbia),
                9.00%, 11/8/99                        1,513,437
                                                  -------------
                                                      5,093,500
                                                  -------------
Sovereign Bonds--3.1%
                Republic of Brazil,
        1,140   6.6875%, 1/1/01, FRB/IDU                981,825
        1,500   6.00%, 9/15/13                          832,500
        1,250   Republic of Colombia,
                8.75%, 10/6/99                        1,314,455
US$     1,600   Republic of Ecuador
                6.8125%, 2/28/25, FRB             $     808,000
        3,100   Republic of Poland
                6.875%, 10/27/24, FRB                 2,340,500
                                                  -------------
                                                      6,277,280
                                                  -------------
Supranational Bond--0.6%
        1,200   Corporacion Andina de Fomento,
                7.375%, 7/21/00                       1,203,000
                                                  -------------
U.S. Government Obligations--26.9%
        4,500   United States Treasury Bond,
                7.50%, 11/15/24                       5,409,135
                United States Treasury Notes,
       15,000   6.75%, 6/30/99                       15,684,300
        6,500   6.125%, 9/30/00                       6,695,000
       16,500   5.75%, 8/15/03                       16,698,495
        7,800   7.875%, 11/15/04                      9,028,500
                                                  -------------
                                                     53,515,430
                                                  -------------
                                                     66,089,210
                                                  -------------
                Total long-term investments
                   (cost US$169,640,902)            180,100,092
                                                  -------------
SHORT-TERM INVESTMENTS--7.5%
------------------------------------------------------------
Australia--1.1%
A$      2,900   Barclays Bank Time Deposit,
                   7.125%, 1/5/96                     2,157,883
------------------------------------------------------------
Czech Republic--0.5%
CZK    25,000   Unilever, Euro Commercial Paper
                   10.25%, 2/19/96 (b)                  925,880
------------------------------------------------------------
Italy--0.3%
Lira   900,000  Mellon Bank Time Deposit,
                   10.25%, 1/5/96                       567,661

-------------------------------------------------------------------------------
4                                            See Notes to Financial Statements.

PRUDENTIAL INTERMEDIATE GLOBAL
INCOME FUND, INC.
Portfolio of Investments as of December 31, 1995
------------------------------------------------------------

Principal                                           US$
Amount                                              Value
(000)                    Description                (Note 1)
------------------------------------------------------------
New Zealand--2.1%
NZ$     5,000   New Zealand Government Bond,
                9.00%, 11/15/96                   $   3,285,812
        1,500   Mellon Bank Time Deposit,
                8.25%, 1/5/96                           979,950
                                                  -------------
                                                      4,265,762
------------------------------------------------------------
Spain--0.7%
Pts    180,000  Barclays Bank Time Deposit,
                9.0625%, 1/5/96                       1,484,504
------------------------------------------------------------
United Kingdom--0.7%
BP        850   Mellon Bank Time Deposit,
                6.375%, 1/5/96                        1,316,482
------------------------------------------------------------
United States--2.1%
US$     4,263   Joint Repurchase Agreement
                   Account,
                5.85%, 1/2/96, (Note 5)               4,263,000
                                                  -------------
                Total short-term investments
                   (cost US$14,954,126)              14,981,172
                                                  -------------
------------------------------------------------------------
Total Investments--97.9%
                (cost $184,595,028; Note 4)         195,081,264
                Other assets in excess of
                   liabilities--2.1%                  4,233,396
                                                  -------------
                Net Assets--100%                  $ 199,314,660
                                                  -------------
                                                  -------------

---------------
Portfolio securities are classified according to the securities currency denomination.
(a) Principal amount segregated as collateral for forward currency contracts.
(b) Percentages quoted represent yield-to-maturity as of purchase date. FRB-Floating Rate Bond.
IDU-Interest Due and Unpaid Bonds.
-------------------------------------------------------------------------------
See Notes to Financial Statements.
5

                                                 PRUDENTIAL INTERMEDIATE GLOBAL
Statement of Assets and Liabilities              INCOME FUND, INC.
-------------------------------------------------------------------------------

Assets
                             December 31, 1995
Investments, at value (cost
$184,595,028)...............................................................
     $ 195,081,264
Foreign currency (cost
$286,047)....................................................................
 ....              287,917
Interest
receivable...................................................................
 ..................            5,410,531
Receivable for investments
sold.........................................................................
          1,362,883
Forward currency contracts-net amount receivable from
counterparties....................................               53,310
Receivable for Fund shares
sold.........................................................................
             11,501
Other
assets.......................................................................
 .....................               44,534

                               -----------------
   Total
assets.......................................................................
 ..................          202,251,940

                               -----------------
Liabilities
Bank
overdraft....................................................................
 ......................               34,254
Payable for investments
purchased.......................................................................
          1,316,482
Payable for Fund shares
reacquired......................................................................
            520,496
Forward currency contracts--net amount payable to
counterparties........................................              501,989
Accrued
expenses.....................................................................
 ...................              299,275
Management fee
payable......................................................................
 ............              129,214
Dividends
payable......................................................................
 .................               99,913
Distribution fee
payable......................................................................
 ..........               34,693
Withholding taxes
payable......................................................................
 .........                  964

                               -----------------
   Total
liabilities..................................................................
 ..................            2,937,280

                               -----------------
Net
Assets.......................................................................
 .......................        $ 199,314,660

                               -----------------

                               -----------------
Net assets were comprised of:
   Common stock, at
par..........................................................................
 .......        $      24,007
   Paid-in capital in excess of
par.....................................................................
   271,494,889

                               -----------------

                                   271,518,896
   Undistributed net investment
income..................................................................
     1,651,431
   Accumulated net realized loss on
investments.........................................................
(83,880,683)
   Net unrealized appreciation on investments and foreign
currencies....................................           10,025,016

                               -----------------
Net assets, December 31,
1995...........................................................................
      $ 199,314,660

                               -----------------

                               -----------------
Class A:
   Net asset value and redemption price per share
      ($181,984,629 / 21,921,450 shares of common stock issued and
outstanding).........................                $8.30
   Maximum sales charge (3.00% of offering
price).......................................................
 .26
   Maximum offering price to
public.....................................................................
            $8.56
Class B:
   Net asset value, offering price and redemption price per share
      ($17,316,889 / 2,083,751 shares of common stock issued and
outstanding)...........................                $8.31
Class C:
   Net asset value, offering price and redemption price per share
      ($13,142 / 1,581 shares of common stock issued and
outstanding)...................................                $8.31

-------------------------------------------------------------------------------
6                                            See Notes to Financial Statements.

PRUDENTIAL INTERMEDIATE GLOBAL
INCOME FUND, INC.
Statement of Operations
------------------------------------------------------------
------------------------------------------------------------

                                                  Year Ended
Net Investment Income                          December 31, 1995
                                               -----------------
Income
   Interest and discount earned.............      $16,491,112
   Income from securities loaned............            4,913
                                               -----------------
                                                   16,496,025
                                               -----------------
Expenses
   Management fee...........................        1,650,798
   Distribution fee--Class A................          301,139
   Distribution fee--Class B................          145,025
   Distribution fee--Class C................               81
   Transfer agent's fees and expenses.......          468,000
   Custodian's fees and expenses............          298,000
   Reports to shareholders..................          133,000
   Audit fees and expenses..................           72,000
   Registration fees........................           54,000
   Legal fees and expenses..................           34,000
   Directors' fees and expenses.............           33,000
   Insurance expense........................            6,000
   Miscellaneous............................           12,361
                                               -----------------
      Total expenses........................        3,207,404
                                               -----------------
Net investment income.......................       13,288,621
                                               -----------------
Net Realized and Unrealized Gain (Loss)
on Investments and Foreign
Currency Transactions
Net realized gain (loss) on:
   Investment transactions..................       18,146,832
   Foreign currency transactions............        2,401,415
   Written option transactions..............       (1,839,478)
                                               -----------------
                                                   18,708,769
                                               -----------------
Net change in net unrealized appreciation/depreciation of:
   Investments..............................       14,025,407
   Foreign currencies.......................        1,627,689
   Written options..........................           84,821
                                               -----------------
                                                   15,737,917
                                               -----------------
Net gain on investments and foreign
   currencies...............................       34,446,686
                                               -----------------
Net Increase in Net Assets
Resulting from Operations...................      $47,735,307
                                               -----------------
                                               -----------------


PRUDENTIAL INTERMEDIATE GLOBAL
INCOME FUND, INC.
Statement of Changes in Net Assets
------------------------------------------------------------
------------------------------------------------------------

Increase (Decrease)                    Year Ended December 31,
in Net Assets                           1995             1994
                                    -------------    -------------
Operations
   Net investment income..........  $  13,288,621    $  17,615,129
   Net realized gain (loss) on
      investment and foreign
      currency transactions.......     18,708,769      (33,774,304)
   Net change in net unrealized
      appreciation/depreciation on
      investments and foreign
      currencies..................     15,737,917       (6,472,524)
                                    -------------    -------------
   Net increase (decrease) in net
      assets resulting from
      operations..................     47,735,307      (22,631,699)
                                    -------------    -------------
Net equalization debits...........        (68,241)        (298,272)
                                    -------------    -------------
Dividends and distributions (Note 1)
   Dividends from net investment
      income
      Class A.....................    (12,197,948)      (9,720,977)
      Class B.....................     (1,089,996)      (1,068,617)
      Class C.....................           (677)              --
                                    -------------    -------------
                                      (13,288,621)     (10,789,594)
                                    -------------    -------------
   Distributions in excess of net
      investment income
      Class A.....................     (5,263,793)              --
      Class B.....................       (470,367)              --
      Class C.....................           (293)              --
                                    -------------    -------------
                                       (5,734,453)              --
                                    -------------    -------------
   Distributions from net realized
      gains
      Class A.....................             --         (451,238)
      Class B.....................             --          (57,559)
                                    -------------    -------------
                                               --         (508,797)
                                    -------------    -------------
   Tax return of capital
      distributions
      Class A.....................             --       (7,599,757)
      Class B.....................             --         (836,616)
                                    -------------    -------------
                                               --       (8,436,373)
                                    -------------    -------------
Fund share transactions (net of
   share conversions) (Note 6)
   Net proceeds from shares
      sold........................     16,586,187       12,598,805
   Net asset value of shares
      issued in reinvestment of
      dividends and
      distributions...............      5,341,402        4,734,600
   Cost of shares reacquired......    (81,316,129)    (104,455,068)
                                    -------------    -------------
   Net decrease in net assets from
      Fund share transactions.....    (59,388,540)     (87,121,663)
                                    -------------    -------------
Total decrease....................    (30,744,548)    (129,786,398)
Net Assets
Beginning of year.................    230,059,208      359,845,606
                                    -------------    -------------
End of year.......................  $ 199,314,660    $ 230,059,208
                                    -------------    -------------
                                    -------------    -------------

-------------------------------------------------------------------------------
See Notes to Financial Statements.
7
                                                 PRUDENTIAL INTERMEDIATE GLOBAL
Notes to Financial Statements                    INCOME FUND, INC.
-------------------------------------------------------------------------------
Prudential Intermediate Global Income Fund, Inc., (the ``Fund'') was organized in Maryland as a closed-end, non-diversified management investment company and commenced investment operations on May 26, 1988. On October 4, 1991 the Fund concluded operations as a closed-end investment company and effective October
7,
1991, commenced operations as an open-end, non-diversified investment company. The Fund's investment objective is to maximize total return, the components of which are current income and capital appreciation, by investing in a portfolio consisting primarily of U.S. and foreign government securities. The Fund will also engage in certain hedging strategies to meet its investment objective. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security Valuation: In valuing the Fund's assets, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the then current currency rate. Portfolio securities (including options) are valued at their current market value as determined by an independent pricing service, principal market maker or by reference to the applicable exchange price. Forward currency exchange contracts are valued at the current cost of covering or offsetting the contract on the day of valuation. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.
Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.
In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:
(i) market value of investment securities, other assets and liabilities--at the current rates of exchange;
(ii) purchases and sales of investment securities, income and expenses--at the rates of exchange prevailing on the respective dates of such transactions. Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at year end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term debt securities sold during the year. Accordingly, such realized foreign currency gains and losses are included in the reported net realized gains/losses on investment transactions.
Net realized gains on foreign currency transactions represent net foreign exchange gains and losses from sales and maturities of short-term securities and forward currency contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets (excluding investments) and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation on investments and foreign currencies.
Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies as a result of, among other factors, the possibility of political or economic instability and the level of governmental supervision and regulation of foreign securities markets.
Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any
-------------------------------------------------------------------------------
8
                                                 PRUDENTIAL INTERMEDIATE GLOBAL
Notes to Financial Statements                    INCOME FUND, INC.
-------------------------------------------------------------------------------
unrealized gain or loss is included in net unrealized appreciation or depreciation on investments. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.
Options: The Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates with respect to securities or currencies which the Fund currently owns or intends to purchase. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an investment. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The investment or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain (loss) on investment transactions. Gain or loss on
written options is presented separately as net realized gain (loss) on written option transactions.
The Fund, as writer of an option, has no control over whether the underlying securities or currencies may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. The Fund, as purchaser of an
option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.
Securities Lending: The Fund may lend its U.S. Government securities to broker-dealers or government securities dealers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. As of December 31, 1995, the Fund had no securities on loan.
Security Transactions and Net Investment Income: Security transactions are recorded on the trade date. Realized gains and losses from security and currency transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.
Net investment income (other than distribution fees), and unrealized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.
Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.
Withholding taxes on foreign interest have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.
Equalization: The Fund follows the accounting practice known as equalization by which a portion of the proceeds from sales and costs of reacquisitions of Fund shares, equivalent on a per share basis to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or reacquisitions of the Fund's shares. Dividends and Distributions: The Fund declares daily and pays dividends of net investment income monthly and makes distributions at least annually of any net capital gains. Dividends and distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions.
Reclassification of Capital Accounts: The Fund accounts for and reports distributions to shareholders in accordance with AICPA Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this Statement of Position was to reclassify $12,161,312 of foreign currency gains to undistributed net investment
-------------------------------------------------------------------------------

                                                 PRUDENTIAL INTERMEDIATE GLOBAL
Notes to Financial Statements                    INCOME FUND, INC.
-------------------------------------------------------------------------------
income from accumulated net realized loss on investments. Net investment income, net realized gains and net assets were not affected by this change.
------------------------------------------------------------
Note 2. Agreements
The Fund has a management agreement with Prudential Mutual Fund Management, Inc. (``PMF''). Pursuant to this agreement, PMF has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PMF has entered into a subadvisory agreement with The Prudential Investment Corporation (``PIC''); PIC furnishes investment advisory services in connection with the management of the Fund. PMF pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.
The management fee paid PMF is computed daily and payable monthly at an annual rate of .75% of the Fund's average daily net assets.
The Fund had a distribution agreement with Prudential Mutual Fund Distributors, Inc. (``PMFD''), which acted as the distributor of the Class A shares of the Fund through January 1, 1996. Prudential Securities Incorporated (``PSI'') is the distributor of the Class B and Class C shares of the Fund. The Fund compensated PMFD and PSI for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the ``Class A,
B
and C Plans''), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. Effective January 2, 1996, PSI became the distributor of the Class A shares of the Fund and is serving the Fund under the same terms and conditions as under the arrangement with PMFD.
Pursuant to the Class A, B and C Plans, the Fund compensates PSI, and PMFD for the year ended December 31, 1995 with respect to Class A shares, for distribution-related activities at an annual rate of up to .30 of 1%, .75 of 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .15% of 1%, .75% of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively, for the fiscal year ended December 31, 1995.
PMFD has advised the Fund that it has received approximately $8,900 in front-end sales charges resulting from sales of Class A shares during the fiscal year ended December 31, 1995. From these fees, PMFD paid such sales charges to dealers (PSI and Prusec) which in turn paid commissions to salespersons.
PSI has advised the Fund that for the fiscal year ended December 31, 1995, it received approximately $59,900 in contingent deferred sales charges imposed upon certain redemptions by Class B shareholders.
PMFD is a wholly-owned subsidiary of PMF; PSI, PMF and PIC are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America.
------------------------------------------------------------
Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services, Inc. (``PMFS''), a wholly-owned subsidiary of PMF, serves as the Fund's transfer agent and during the fiscal year ended December 31, 1995, the Fund incurred fees of approximately $387,500 for the services of PMFS. As of December 31, 1995, fees of approximately $28,500 were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates.
------------------------------------------------------------
Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments and written options, for the fiscal year ended December 31, 1995, aggregated $435,065,739 and $469,492,179, respectively.
-------------------------------------------------------------------------------
10

                                                 PRUDENTIAL INTERMEDIATE GLOBAL
Notes to Financial Statements                    INCOME FUND, INC.
-------------------------------------------------------------------------------
At December 31, 1995, the Fund had outstanding forward currency contracts to sell foreign currencies as follows:

                                    Value at
       Foreign Currency          Settlement Date     Current      Appreciation
        Sale Contracts             Receivable         Value      (Depreciaton)
-------------------------------  ---------------   -----------   --------------
British Pounds,
 expiring 1/24/96..............    $ 7,869,987     $ 7,915,886     $  (45,899)
Deutschemarks,
 expiring 1/24/96..............     36,887,477      37,013,510       (126,033)
French Francs,
 expiring 1/24-9/16/96.........      6,130,703       6,379,372       (248,669)
Irish Punts,
 expiring 1/24/96..............      1,604,483       1,611,271         (6,788)
Italian Lira,
 expiring 1/5/96...............        614,233         617,045         (2,812)
Japanese Yen,
 expiring 1/24/96..............      3,111,496       3,058,186         53,310
New Zealand Dollars,
 expiring 1/24/96..............     13,752,542      13,798,276        (45,734)
Swiss Francs,
 expiring 1/24/96..............      8,401,149       8,427,203        (26,054)
                                 ---------------   -----------   --------------
                                   $78,372,070     $78,820,749     $ (448,679)
                                 ---------------   -----------   --------------
                                 ---------------   -----------   --------------

Transactions in options written during the fiscal year ended December 31, 1995, were as follows:

                                                  Number of
                                                    Units      Premiums
                                                    (000)      Received
                                                  ----------   ---------
Options outstanding at
 December 31, 1994..............................     40,658    $ 466,627
Options written.................................     72,075      436,677
Options terminated in closing purchase
 transactions...................................    (96,258)    (647,069)
Options exercised...............................    (16,475)    (256,235)
                                                  ----------   ---------
Options outstanding at
 December 31, 1995..............................         --           --
                                                  ----------   ---------
                                                  ----------   ---------

The federal income tax basis of the Portfolio's investments at December 31, 1995 was $184,726,853 and, accordingly, net unrealized appreciation for federal income tax purposes was $10,354,411 (gross unrealized appreciation--$10,475,201 gross unrealized depreciation--$120,790).
For federal income tax purposes, the Fund has a capital loss carryforward as of December 31, 1995, of approximately $83,764,100 of which $41,890,000 expires in 1997, $23,240,000 expires in 1998 and $18,634,100 expires in 2002. Such carryforward is after utilization of approximately $3,875,500 of net taxable gains realized and recognized during the year ended December 31, 1995. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of the aggregate of such amounts.
------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or Federal agency obligations. As of December 31, 1995, the Fund has a 0.4% undivided interest in the joint account. The undivided interest for the Fund represents $4,263,000 in the principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefor were as follows:
Bear, Stearns & Co. Inc., 5.80%, in the principal amount of $262,000,000, repurchase price $262,168,844, due 1/2/96. The value of the collateral including accrued interest is $267,947,172.
BT Securities Corp., 5.75%, in the principal amount of $61,765,000, repurchase price $61,804,461, due 1/2/96. The value of the collateral including accrued interest is $63,059,883.
Goldman, Sachs & Co., 5.90%, in the principal amount of $365,000,000, repurchase price $365,239,278, due 1/2/96. The value of the collateral including accrued interest is $372,300,053.
Morgan Stanley & Co. Inc., 5.89%, in the principal amount of $103,000,000, repurchase price $103,067,408, due 1/2/96. The value of the collateral including accrued interest is $105,192,608.
Smith Barney, Inc., 5.83%, in the principal amount of $365,000,000, repurchase price $365,236,439, due 1/2/96. The value of the collateral including accrued interest is $372,300,416.
------------------------------------------------------------
Note 6. Capital
The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 3.0%. Class B shares are sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately five years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value.
-------------------------------------------------------------------------------

                                                 PRUDENTIAL INTERMEDIATE GLOBAL
Notes to Financial Statements                    INCOME FUND, INC.
-------------------------------------------------------------------------------
There are 2 billion authorized shares of $.001 par value common stock divided equally into Class A, B and C shares. Of the 24,006,782 shares of common stock issued and outstanding at December 31, 1995, PMF owned 12,717 Class A shares. Transactions in shares of common stock were as follows:

Class A                               Shares         Amount
----------------------------------  -----------   ------------
Year ended December 31, 1995:
Shares sold.......................   1,850,612    $15,008,482
Shares issued in reinvestment of
  dividends.......................     550,526      4,466,762
Shares reacquired.................  (8,945,391)   (72,011,740)
                                    -----------   ------------
Net decrease in shares outstanding
  before conversion...............  (6,544,253)   (52,536,496)
Shares issued upon conversion from
  Class B.........................     169,839      1,290,841
                                    -----------   ------------
Net decrease in shares
  outstanding.....................  (6,374,414)  $(51,245,655)
                                    -----------   ------------
                                    -----------   ------------
Year ended December 31, 1994:
Shares sold.......................     818,956    $ 6,611,489
Shares issued in reinvestment of
  dividends and distributions.....     477,735      3,708,750
Shares reacquired................. (11,028,813)   (85,609,639)
                                    -----------   ------------
Net decrease in shares
  outstanding.....................  (9,732,122)   $(75,289,400)
                                    -----------   ------------
                                    -----------   ------------
Class B
----------------------------------
Year ended December 31, 1995:
Shares sold.......................     195,759    $ 1,567,104
Shares issued in reinvestment of
  dividends.......................     107,743        873,686
Shares reacquired.................  (1,173,472)    (9,304,389)
                                    -----------   ------------
Net decrease in shares outstanding
  before conversion...............    (869,970)    (6,863,599)
Shares reacquired upon conversion
  into Class A....................    (169,615)    (1,290,841)
                                    -----------   ------------
Net decrease in shares
  outstanding.....................  (1,039,585)   $(8,154,440)
                                    -----------   ------------
                                    -----------   ------------
Year ended December 31, 1994:
Shares sold.......................     741,502    $ 5,987,116
Shares issued in reinvestment of
  dividends and distributions.....     131,446      1,025,848
Shares reacquired.................  (2,424,396)   (18,845,429)
                                    -----------   ------------
Net decrease in shares
  outstanding.....................  (1,551,448)   $(11,832,465)
                                    -----------   ------------
                                    -----------   ------------
Class C                                 Shares         Amount
----------------------------------  -----------   ------------
Year ended December 31, 1995:
Shares sold.......................       1,439    $    10,601
Shares issued in reinvestment of
  dividends.......................         116            954
                                    -----------   ------------
Increase in shares outstanding....       1,555    $    11,555
                                    -----------   ------------
                                    -----------   ------------
August 1, 1994* through December 31, 1994:
Shares sold.......................          26    $       200
Shares issued in reinvestment of
  dividends.......................          --              2
                                    -----------   ------------
Increase in shares outstanding....          26    $       202
                                    -----------   ------------
                                    -----------   ------------

---------------
* Commencement of offering of Class C shares.
-------------------------------------------------------------------------------
12

                                                 PRUDENTIAL INTERMEDIATE GLOBAL
Financial Highlights                             INCOME FUND, INC.
-------------------------------------------------------------------------------

Class A(e)

--------------------------------------------------------------------

          Ten Months
                                                      Year Ended December 31,
            Ended          Year Ended

----------------------------------     December 31,     February 29,
                                                   1995         1994
1993         1992(b)            1992
                                                 --------     --------
--------     ------------     ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........   $   7.32     $   8.43     $
7.77       $   8.39         $   8.79
                                                 --------     --------
--------     ------------     ------------
Income from investment operations
Net investment income.........................        .52(d)       .50
 .59            .61              .71
Net realized and unrealized gain (loss) on
   investment and foreign currency
   transactions...............................       1.20(d)     (1.09)
 .63           (.36)            (.36)
                                                 --------     --------
--------     ------------     ------------
   Total from investment operations...........       1.72         (.59)
1.22            .25              .35
                                                 --------     --------
--------     ------------     ------------
Less distributions
Dividends from net investment income..........       (.52)(d)     (.29)
(.48)          (.59)            (.71)
Distributions in excess of net investment
   income.....................................       (.22)(d)    --
--            --               --
Distributions from capital gains..............      --            (.01)
(.08)          (.28)          --
Tax return of capital distributions...........      --            (.22)
--            --                 (.04)
                                                 --------     --------
--------     ------------     ------------
   Total distributions........................       (.74)        (.52)
(.56)          (.87)            (.75)
                                                 --------     --------
--------     ------------     ------------
Net asset value, end of period................   $   8.30     $   7.32     $
8.43       $   7.77         $   8.39
                                                 --------     --------
--------     ------------     ------------
                                                 --------     --------
--------     ------------     ------------
TOTAL RETURN(c):..............................      24.01%       (7.02)%
16.12%          3.09%            4.24%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............   $181,985     $207,153
$320,406       $378,865         $271,714
Average net assets (000)......................   $200,759     $262,882
$355,018       $331,339         $399,714
Ratios to average net assets:
   Expenses, including distribution fees......       1.40%        1.46%
1.41%          1.30%(a)         1.20%
   Expenses, excluding distribution fees......       1.25%        1.31%
1.26%          1.15%(a)         1.15%
   Net investment income......................       6.09%        6.04%
7.42%          9.08%(a)         8.43%
Portfolio turnover rate.......................        220%         554%
 361%           201%             170%
Total debt outstanding at end of period
   (000)......................................      --           --
--            --               --
Asset coverage(f).............................      --           --
--            --               --

                                                 Year Ended
                                                February 28,
                                                    1991
                                                ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........    $   8.56
                                                ------------
Income from investment operations
Net investment income.........................         .74
Net realized and unrealized gain (loss) on
   investment and foreign currency
   transactions...............................         .35
                                                ------------
   Total from investment operations...........        1.09
                                                ------------
Less distributions
Dividends from net investment income..........        (.74)
Distributions in excess of net investment
   income.....................................      --
Distributions from capital gains..............      --
Tax return of capital distributions...........        (.12)
                                                ------------
   Total distributions........................        (.86)
                                                ------------
Net asset value, end of period................    $   8.79
                                                ------------
                                                ------------
TOTAL RETURN(c):..............................       13.49%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............    $449,178
Average net assets (000)......................    $437,752
Ratios to average net assets:
   Expenses, including distribution fees......        1.04%
   Expenses, excluding distribution fees......        1.04%
   Net investment income......................        8.61%
Portfolio turnover rate.......................         250%
Total debt outstanding at end of period
   (000)......................................     $20,240
Asset coverage(f).............................     $23,193

---------------
(a) Annualized.
(b) The Fund changed its fiscal year end to December 31.
(c) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(d) Calculated based upon average shares outstanding during the fiscal year.
(e) Prior to October 7, 1991, the Fund was organized as a closed-end fund.
(f) Per $1,000 of debt outstanding.
-------------------------------------------------------------------------------
See Notes to Financial Statements.                                           13

                                                 PRUDENTIAL INTERMEDIATE GLOBAL
Financial Highlights                             INCOME FUND, INC.
-------------------------------------------------------------------------------

Class B                                    Class C

-----------------------------------------------------------------
-----------

                       January 15,

       Ten Months        1992(f)
                                                     Year Ended December 31,
         Ended           Through         Year Ended
                                                 -------------------------------
   December 31,     February 29,     December 31,
                                                  1995        1994        1993
       1992(b)            1992             1995
                                                 -------     -------     -------
   ------------     ------------     -----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........   $  7.33     $  8.44     $  7.79
     $   8.40          $ 8.43           $ 7.33

                           -----            -----
                                                 -------     -------     -------
   ------------
Income from investment operations
Net investment income.........................       .47(d)      .45         .54
          .57             .08             .47(d)
Net realized and unrealized gain (loss) on
   investment and foreign currency
   transactions...............................      1.20(d)    (1.09)        .63
         (.35)           (.03)           1.20(d)

                           -----            -----
                                                 -------     -------     -------
   ------------
   Total from investment operations...........      1.67        (.64)       1.17
          .22             .05             1.67

                           -----            -----
                                                 -------     -------     -------
   ------------
Less distributions
Dividends from net investment income..........      (.47)(d)    (.26)
(.44)          (.55)           (.08)          (.47)(d)
Distributions in excess of net investment
   income.....................................      (.22)(d)   --          --
          --              --               (.22)(d)
Distributions from capital gains..............     --           (.01)
(.08)          (.28)         --               --
Tax return of capital distributions...........     --           (.20)      --
          --              --               --

                           -----            -----
                                                 -------     -------     -------
   ------------
   Total distributions........................      (.69)       (.47)
(.52)          (.83)           (.08)            (.69)

                           -----            -----
                                                 -------     -------     -------
   ------------
Net asset value, end of period................   $  8.31     $  7.33     $  8.44
     $   7.79          $ 8.40           $ 8.31

                           -----            -----

                           -----            -----
                                                 -------     -------     -------
   ------------
                                                 -------     -------     -------
   ------------
TOTAL RETURN(c):..............................     23.25%      (7.69)%
15.29%          2.70%           0.58%           23.25%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............   $17,317     $22,906     $39,440
      $33,500          $1,049              $13
Average net assets (000)......................   $19,336     $31,835     $36,197
      $18,358            $456              $11
Ratios to average net assets:
   Expenses, including distribution fees......      2.00%       2.07%
2.01%          1.90%(a)        1.03%(a)         2.00%
   Expenses, excluding distribution fees......      1.25%       1.31%
1.26%          1.15%(a)         .28%(a)         1.25%
   Net investment income......................      5.49%       5.44%
6.67%          8.54%(a)        9.43%(a)         5.49%
Portfolio turnover rate.......................       220%        554%
361%           201%            170%             220%

                                                 August 1,
                                                  1994(g)
                                                  Through
                                                December 31,
                                                    1994
                                                ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........     $ 7.69
                                                    -----

Income from investment operations
Net investment income.........................        .14
Net realized and unrealized gain (loss) on
   investment and foreign currency
   transactions...............................       (.32)
                                                    -----

   Total from investment operations...........       (.18)
                                                    -----

Less distributions
Dividends from net investment income..........       (.10)
Distributions in excess of net investment
   income.....................................     --
Distributions from capital gains..............     --
Tax return of capital distributions...........       (.08)
                                                    -----

   Total distributions........................       (.18)
                                                    -----

Net asset value, end of period................     $ 7.33
                                                    -----
                                                    -----

TOTAL RETURN(c):..............................      (2.44)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............       $193(e)
Average net assets (000)......................       $197(e)
Ratios to average net assets:
   Expenses, including distribution fees......       1.05%(a)
   Expenses, excluding distribution fees......        .30%(a)
   Net investment income......................       3.30%(a)
Portfolio turnover rate.......................        554%

---------------
(a) Annualized.
(b) The Fund changed its fiscal year end to December 31.
(c) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(d) Calculated based upon average shares outstanding during the fiscal year.
(e) Figures are actual and not rounded to the nearest thousand.
(f) Commencement of offering of Class B shares.
(g) Commencement of offering of Class C shares.
-------------------------------------------------------------------------------
14                                           See Notes to Financial Statements.

                                                 PRUDENTIAL INTERMEDIATE GLOBAL
Report of Independent Accountants                INCOME FUND, INC.
-------------------------------------------------------------------------------
To the Board of Directors and Shareholders of Prudential Intermediate Global Income Fund, Inc.
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Intermediate Global Income Fund, Inc. (the ``Fund'') at December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the three years ended December 31, 1995, for the ten month period ended December 31, 1992 and for each of the two years in the period ended February 29, 1992 in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as ``financial statements'') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1995 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York
February 20, 1996
-------------------------------------------------------------------------------
                                                                             15

Getting The Most From Your Prudential Mutual Fund

How many times have you read these letters -- or other financial materials -- and stumbled across a word that you don't understand?

Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: One 1/100th of 1%. For example, one half of one percentage point is 50 basis points.

Call Option: A contract giving the holder a right to buy stocks or bonds at a predetermined price (called the strike price) before a predetermined expiration date. A buyer of a call option generally expects to benefit from a rise in the price of the stock or bond.

Capital Gain/Capital Loss: The difference between the cost of a capital asset (for example, a stock, bond or mutual fund share) and its selling price. Under current law the federal income tax rate for individuals on a long-term gain is 28%.

Collateralized Mortgage Obligations (CMOs): Pools of mortgage-backed securities sliced in maturity ranges that bear differing interest rates. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from another security. The rate of return of these financial products rise and fall -- sometimes very suddenly -- in response to changes in some specific interest rate, currency, stock or other variable.

Discount Rate: The interest rate charged by the Federal Reserve on loans to banks and other depository institutions.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to deliver a specific amount of a commodity or financial instruments at a set price at a stipulated time in the future.

Leverage: The use of borrowed assets to enhance return on equity. The expectation is that the interest rate charged will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument (or mutual fund) can be bought or sold (converted into cash) in the financial markets.

Option: An agreement to buy something, such as shares of stock, by a certain time for a specified price. An option need not be exercised. In fact, most expire unexercised.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Spread: The difference between two values; most often used to describe the
difference   between prices bid and asked for a security.

Yankee Bond: A bond denominated in U.S. dollars but sold by a foreign company or government in the U.S. market.

Prudential Intermediate Global Income Fund, Inc.
                                             J.P. Morgan Traded Gov't Bond Index

The Prudential Intermediate Global Income Fund, Inc. and the
J.P. Morgan Traded Gov't Bond Index: Comparing a $10,000 Investment.

Class A
Average Annual
Total Returns
                                      (CHART)
With Sales Load
7.7% Since Inception
7.5% for 5 Years
20.3 for 1 Year

Without Sales Load
8.1% Since Inception
8.2% for 5 Years
24.0% for 1 Year


Class B
Average Annual
Total Returns
                                            (CHART)
With Sales Load
7.8% Since Inception
20.3 for 1 Year

Without Sales Load
8.0% Since Inception
23.3% for 1 Year

Class C
Average Annual
Total Returns
                                            (CHART)
With Sales Load
14.0% Since Inception
22.3% for 1 Year

Without Sales Load
14.0% Since Inception
23.3 for 1 Year

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so an investor's returns, when redeemed, will be worth more or less than their original cost. The charts on the right are designed to give you an idea how much the Fund's returns can fluctuate from year to year by measuring the best and worst years in terms of total annual return since inception of each share class.

These graphs are furnished to you in accordance with SEC regulations. They compare a $10,000 investment in the Prudential Intermediate Global Income Fund (Class A, Class B and Class C) with a similar investment in the J.P. Morgan Traded Government Bond Index by portraying the initial account values at the commencement of operations of each share class, and subsequent account values at the end of this reporting period (December 31, 1995) as measured on a quarterly basis, beginning in 1988 for Class A shares, in 1992 for Class B shares and in 1994 for Class C shares. For purposes of the graphs, and unless otherwise indicated, in the accompanying tables it has been assumed (a) that the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B and Class C shares, assuming full redemption on December 31, 1995; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested. Class B shares will automatically convert to Class A shares, on a quarterly basis, beginning approximately five years after purchase. This conversion is not reflected in the graph.

The Index is a weighted index of the total return of government bonds from 13 countries, including Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, the Netherlands, Spain, Sweden, United Kingdom and the United States. It provides a broad measure of market performance. It is an unmanaged Index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Fund. The securities in the Index may differ substantially from the securities in the Fund. The Index is not the only one that may be used to characterize performance of global bond funds and other indexes may portray different comparative performance.

Prudential Mutual Funds
One Seaport Plaza
New York, NY 10292
Toll Free (800) 225-1852
Internet Address:
http:\\www.prudential.com

(LOGO)

Directors
Thomas A. Owens, Jr.
Richard A. Redeker
Gerald A. Stahl
Stephen Stoneburn
Robert H. Wellington

Officers
Richard A. Redeker, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Stephen M. Ungerman, Assistant Treasurer
S. Jane Rose, Secretary
Deborah A. Docs, Assistant Secretary

Manager
Prudential Mutual Fund Management, Inc.
One Seaport Plaza
New York, NY 10292

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07101

Distributor
Prudential Securities Incorporated
One Seaport Plaza
New York, NY 10292

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services, Inc.
P.O. Box 15005
New Brunswick, NJ 08906

Independent Accountants
Price Waterhouse LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Shereff, Friedman, Hoffman & Goodman LLP
919 Third Avenue
New York, NY 10022

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

74435G203                                                        MF155E
74435G302                                                        Cat. #444582Y
74435G401